AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 28, 1998

                                 SCHEDULE 14A
                                (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF
                             1934 (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          MUNIYIELD INSURED FUND, INC.
                                 P.O. BOX 9011
                       PRINCETON, NEW JERSEY 08543-9011
  -----------------------------------------------------------------------------

               (Name of Registrant as Specified In Its Charter)



  -----------------------------------------------------------------------------

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11.

     (1) Title of each class of securities to which transaction applies:
   -----------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

   -----------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11

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     (4) Proposed maximum aggregate value of transaction:

   -----------------------------------------------------------------------------

     (5) Total fee paid:

   -----------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

   -----------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
   -----------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

   -----------------------------------------------------------------------------

     (3) Filing Party:

   -----------------------------------------------------------------------------

     (4) Date Filed:

   -----------------------------------------------------------------------------

     Notes:


     ---------
  1 Set forth the amount on which the filing fee is calculated and state how it was determined.

                         MUNIYIELD INSURED FUND, INC.
                                 P.O. BOX 9011
                       PRINCETON, NEW JERSEY 08543-9011

                               ----------------
                 NOTICE OF 1998 ANNUAL MEETING OF STOCKHOLDERS

                               ----------------
                                OCTOBER 8, 1998


TO THE STOCKHOLDERS OF MUNIYIELD INSURED FUND, INC.:

     Notice is hereby given that the 1998 Annual Meeting of Stockholders (the "Meeting") of MuniYield Insured Fund, Inc. (the "Fund") will be held at the offices of Merrill Lynch Asset Management, 800 Scudders Mill Road, Plainsboro, New Jersey, on Thursday, October 8, 1998 at 9:30 a.m. for the following purposes:

     (1) To elect a Board of Directors to serve for the ensuing year;

     (2) To consider and act upon a proposal to ratify the selection of Ernst & Young LLP to serve as independent auditors of the Fund for its current fiscal year; and

     (3) To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on August 12, 1998 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

     A complete list of the stockholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any stockholder of the Fund for any purpose germane to the Meeting during ordinary business hours from and after September 24, 1998, at the office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey. You are cordially invited to attend the Meeting. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THIS PURPOSE. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.


                       By Order of the Board of Directors


                                            PATRICK D. SWEENEY
                                            SECRETARY

Plainsboro, New Jersey
Dated: August 28, 1998

                                PROXY STATEMENT
                               ----------------
                         MUNIYIELD INSURED FUND, INC.
                                 P.O. BOX 9011
                       PRINCETON, NEW JERSEY 08543-9011
                               ----------------
                      1998 ANNUAL MEETING OF STOCKHOLDERS
                               ----------------
                                OCTOBER 8, 1998


                                  INTRODUCTION
     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of MuniYield Insured Fund, Inc., a Maryland corporation (the "Fund"), to be voted at the 1998 Annual Meeting of Stockholders of the Fund (the "Meeting"), to be held at the offices of Merrill Lynch Asset Management, L.P. ("MLAM"), 800 Scudders Mill Road, Plainsboro, New Jersey, on Thursday, October 8, 1998 at 9:30 a.m. The approximate mailing date of this Proxy Statement is August 31, 1998.

     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted FOR the election of the Board of Directors to serve for the ensuing year, and FOR the ratification of the selection of independent auditors to serve for the Fund's current fiscal year. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at the Fund's address indicated above or by voting in person at the Meeting.

     The Board of Directors has fixed the close of business on August 12, 1998 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, the Fund had outstanding 61,351,136 shares of common stock, par value $.10 per share ("Common Stock"), and 17,600 shares of auction market preferred stock, par value $.05 per share and liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon ("AMPS"). To the knowledge of the Fund, as of the Record Date, no person is the beneficial owner of more than five percent of the outstanding shares of Common Stock or AMPS.

     With respect to Item 1 Election of Directors, holders of AMPS, voting separately as a class, are entitled to elect the two Directors designated below to be elected by holders of AMPS, and holders of AMPS and Common Stock, voting together as a single class, are entitled to elect the remaining Directors. Assuming a quorum is present, (i) election of the two Directors to be elected by the holders of AMPS, voting separately as a class, will require the affirmative vote of a majority of the votes cast by the holders of AMPS represented at the Meeting and entitled to vote; (ii) election of the remaining Directors will require the affirmative vote of a majority of the votes cast by the holders of shares of Common Stock and AMPS represented at the Meeting and entitled to vote, voting together as a single class; and (iii) approval of Item 2. Selection of Independent Auditors will require the affirmative vote of a majority of the votes cast by the holders of Common Stock and AMPS represented at the Meeting and entitled to vote, voting together as a single class.



     The Board of Directors of the Fund knows of no business other than that mentioned in Items 1 and 2 of the Notice of Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                         ITEM 1. ELECTION OF DIRECTORS

     At the Meeting, the Board of Directors will be elected to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy) as follows:

       (1) All proxies of the holders of shares of AMPS, voting separately as a class, will be voted in favor of the two (2) persons designated as Directors to be elected by holders of AMPS; and

       (2) All proxies of the holders of shares of AMPS and Common Stock, voting together as a single class, will be voted in favor of the four (4) persons designated as Directors to be elected by holders of Common Stock and AMPS.

     The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board of Directors may recommend.

     Certain information concerning the nominees, including their designated classes, is set forth as follows:


TO BE ELECTED BY HOLDERS OF AMPS, VOTING SEPARATELY AS A CLASS:



                                                                                                      SHARES
                                                                                                   BENEFICIALLY
                                                                                                     OWNED AT
                                                                                                  THE RECORD DATE
                                                                                                  ---------------
                                               PRINCIPAL OCCUPATIONS DURING PAST      DIRECTOR     COMMON
NAME AND ADDRESS OF NOMINEE         AGE     FIVE YEARS AND PUBLIC DIRECTORSHIPS (1)     SINCE      STOCK     AMPS
--------------------------------   -----   ----------------------------------------- ----------   -------   -----
Walter Mintz(1)(2) ............     69     Special Limited Partner of                  1992         -0-      -0-
1114 Avenue of the Americas.                Cumberland Associates
New York, New York 10036                    (investment partnership) since

                                           1982.
Melvin R. Seiden(1)(2) .........    67     Director of Silbanc Properties,             1992         -0-      -0-
780 Third Avenue                            Ltd. (real estate, investments and
Suite 2502                                  consulting) since 1987;
New York, New York 10017                    Chairman and President of Seiden
                                            & de Cuevas, Inc. (private
                                            investment firm) from 1964 to
                                            1987.

TO BE ELECTED BY HOLDERS OF AMPS AND COMMON STOCK, VOTING TOGETHER AS A SINGLE CLASS:


                                                                                                            SHARES
                                                                                                         BENEFICIALLY
                                                                                                           OWNED AT
                                                                                                        THE RECORD DATE
                                                                                                        ---------------
                                                     PRINCIPAL OCCUPATIONS DURING PAST      DIRECTOR     COMMON
NAME AND ADDRESS OF NOMINEE               AGE     FIVE YEARS AND PUBLIC DIRECTORSHIPS (1)     SINCE      STOCK     AMPS
--------------------------------------   -----   ----------------------------------------- ----------   -------   -----
Joe Grills(1)(2) .....................    63    Member of the Committee of                  1994         -0-      -0-
P.O. Box 98                                      Investment of Employee Benefit
Rapidan, Virginia 22733                          Assets of the Financial
                                                 Executives Institute ("CIEBA")
                                                 since 1986, Member of CIEBA's
                                                 Executive Committee since 1988
                                                 and its Chairman from 1991 to
                                                 1992; Assistant Treasurer of
                                                 International Business Machines
                                                 Corporation ("IBM") and Chief
                                                 Investment Officer of IBM
                                                 Retirement Funds from 1986
                                                 until 1993; Member of the
                                                 Investment Advisory Committees
                                                 of the State of New York Common
                                                 Retirement Fund and the Howard
                                                 Hughes Medical Institute;
                                                 Director, Duke Management
                                                 Company since 1992 and Vice
                                                 Chairman thereof since May
                                                 1998; Director, LaSalle Street
                                                 Fund since 1995; Director of
                                                 Hotchkis and Wiley Mutual Funds
                                                 since 1996; Director Kimco
                                                 Realty Corporation since 1997;
                                                 Member of the Investment
                                                 Advisory Committee of the
                                                 Virginia Retirement System
                                                 since 1998.
Robert S. Salomon, Jr.(1)(2) .........    61     Principal of STI Management                 1996         -0-      -0-
106 Dolphin Cove Quay                            (investment adviser) since 1994;
Stamford, Connecticut 06902                      Chairman and CEO of Salomon
                                                 Brothers Asset Management from
                                                 1992 until 1995; Monthly
                                                 columnist with the FORBES
                                                 Magazine since 1992; Chairman
                                                 of Salomon Brothers equity
                                                 mutual funds from 1992 until
                                                 1995; Director of Stock
                                                 Research and U.S. Equity
                                                 Strategist at Salomon Brothers
                                                 Inc from 1975 until 1991;
                                                 Trustee, The Common Fund since
                                                 1980.
Stephen B. Swensrud(1)(2) ............    65    Chairman of Fernwood Advisors               1992         -0-      -0-
24 Federal Street                                (investment adviser) since 1996;
Suite 400                                        Principal of Fernwood Associates
Boston, Massachusetts 02110                      (financial consultant) since 1975.

                                                                                                   SHARES
                                                                                                BENEFICIALLY
                                                                                                  OWNED AT
                                                                                               THE RECORD DATE
                                                                                               ---------------
                                            PRINCIPAL OCCUPATIONS DURING PAST      DIRECTOR     COMMON
NAME AND ADDRESS OF NOMINEE      AGE     FIVE YEARS AND PUBLIC DIRECTORSHIPS (1)     SINCE      STOCK     AMPS
-----------------------------   -----   ----------------------------------------- ----------   -------   -----
Arthur Zeikel(1)(3) .........    66    Chairman of Fund Asset                      1992         -0-      -0-
P.O. Box 9011                           Management, L.P. ("FAM") and
Princeton, New Jersey                   MLAM (which terms as used
08543-9011                              herein include their corporate
                                        predecessors) since 1997; President of
                                        FAM and MLAM from 1977 to 1997; Chairman
                                        of Princeton Services, Inc. ("Princeton
                                        Services") since 1997 and Director
                                        thereof since 1993; President of
                                        Princeton Services from 1993 to 1997;
                                        Executive Vice President of Merrill
                                        Lynch & Co., Inc. ("ML & Co.") since
                                        1990.

--------
(1) Each of the nominees is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLAM acts as investment adviser.
(2) Member of the Audit Committee of the Board of Directors.

(3) Interested person, as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), of the Fund.


     COMMITTEES AND BOARD OF DIRECTORS' MEETINGS. The Board of Directors has a standing Audit Committee, which consists of the Directors who are not "interested persons" of the Fund within the meaning of the Investment Company Act. The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by the Fund's independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The non-interested Directors have retained independent legal counsel to assist them in connection with these duties. The Board of Directors does not have a nominating committee.

     During the fiscal year ended October 31, 1997, the Board of Directors held four meetings and the Audit Committee held four meetings. Each of the Directors then in office attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and, if a member, of the total number of meetings of the Audit Committee held during such period.

     COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934.
Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Fund's officers and directors and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

     Based solely on the Fund's review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act because of the requirements of Section 30 of the Investment Company Act, (I.E., any advisory board member, investment adviser or affiliated person of the Fund's investment adviser), have complied with all filing requirements applicable to them with respect to transactions during the Fund's most recent fiscal year, except that Michael J. Hennewinkel made a late Form 3 filing reporting his election as Senior Vice President of FAM, which report indicated that he owned no shares of the Fund.

     INTERESTED PERSONS. The Fund considers Mr. Zeikel to be an "interested person" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act as a result of the positions he holds with FAM and its affiliates. Mr. Zeikel is the President of the Fund and the Chairman of FAM and MLAM.

     COMPENSATION OF DIRECTORS. FAM, the investment adviser, pays all compensation of all officers of the Fund and all Directors of the Fund who are affiliated with ML & Co. or its subsidiaries. The Fund pays each Director not affiliated with the investment adviser (each a "non-affiliated Director") a fee of $4,000 per year plus $1,000 per regular meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. The Fund also pays each member of its Audit Committee, which consists of all the non-affiliated Directors, a fee of $4,000 per year plus $750 per meeting attended, together with such Director's out-of-pocket expenses relating to attendance at meetings. These fees and expenses aggregated $75,201 for the fiscal year ended October 31, 1997.

     The following table sets forth for the fiscal year ended October 31, 1997 compensation paid by the Fund to the non-affiliated Directors and, for the calendar year ended December 31, 1997, the aggregate compensation paid by all investment companies advised by FAM and its affiliate, MLAM ("FAM/MLAM Advised Funds"), to the non-affiliated Directors.



                                                                                      AGGREGATE
                                                                                     COMPENSATION
                                                                                   FROM FUND, OTHER
                                                             PENSION OR            FAM/MLAM ADVISED
                                                        RETIREMENT BENEFITS     FUNDS AND HOTCHKIS AND
                                       COMPENSATION       ACCRUED AS PART            WILEY FUNDS
NAME OF DIRECTOR                         FROM FUND        OF FUND EXPENSES        PAID TO DIRECTORS
-----------------------------------   --------------   ---------------------   -----------------------
Joe Grills(1) .....................       $15,000               None                   $171,500
Walter Mintz(1) ...................       $15,000               None                   $159,500
Robert S. Salomon, Jr.(1) .........       $15,000               None                   $159,500
Melvin R. Seiden(1) ...............       $15,000               None                   $159,500
Stephen B. Swensrud(1) ............       $15,000               None                   $175,500

--------
(1) The Directors serve on the boards of FAM/MLAM Advised Funds and Hotchkis and Wiley Funds as follows: Mr. Grills (22 registered investment companies consisting of 55 portfolios); Mr. Mintz (20 registered investment companies consisting of 41 portfolios); Mr. Salomon (20 registered investment companies consisting of 41 portfolios); Mr. Seiden (20 registered investment companies consisting of 41 portfolios); Mr. Swensrud (23 registered investment companies consisting of 56 portfolios).

     OFFICERS OF THE FUND. The Board of Directors has elected eight officers of the Fund. The following sets forth information concerning each of these officers:



                                                                                                                      OFFICER
NAME AND PRINCIPAL OCCUPATION                                                             OFFICE              AGE      SINCE
-----------------------------------------------------------------               --------------------------   -----   --------
Arthur Zeikel ...................................................               President                     66       1992
 Chairman of FAM and MLAM since 1997; President of FAM and MLAM from 1977 to
   1997; Chairman of Princeton Services since 1997 and Director thereof since
   1993; President of Princeton Services from 1993 to 1997; Executive Vice
   President of ML & Co. since 1990.
Terry K. Glenn ...............................................................  Executive Vice President      57       1992
 Executive Vice President of FAM and MLAM since 1983;
   Executive Vice President and Director of Princeton Services
   since 1993; President of Princeton Funds Distributor, Inc.
   ("PFD") since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.
Vincent R. Giordano ..........................................................  Senior Vice President         53       1992
 Senior Vice President of FAM and MLAM since 1984;
   Senior Vice President of Princeton Services since 1993.
Kenneth A. Jacob .............................................................  Vice President                47       1992
 First Vice President of MLAM since 1997; Vice President of
   FAM and MLAM from 1984 to 1997.
William R. Bock ..............................................................  Vice President                62       1997
 Vice President of MLAM since 1989.
Donald C. Burke ..............................................................  Vice President                38       1993
 First Vice President of MLAM since 1997; Vice President of
   MLAM from 1990 to 1997; Director of Taxation of MLAM since 1990.
Gerald M. Richard ............................................................  Treasurer                     49       1992
 Senior Vice President and Treasurer of FAM and MLAM since
   1984; Senior Vice President and Treasurer of Princeton Services since 1993;
   Treasurer of PFD since 1984 and Vice President thereof since 1981.
Patrick D. Sweeney ...........................................................  Secretary                     44       1997
 First Vice President of MLAM since 1997; Vice President of
   MLAM from 1990 to 1997.


     STOCK OWNERSHIP. At the Record Date, the Directors and officers of the Fund as a group (13 persons) owned an aggregate of less than 1% of the Common Stock of the Fund outstanding at such date and owned none of the AMPS outstanding at such date. At such date, Mr. Zeikel, a Director and Officer of the Fund, and the other officers of the Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.


                   ITEM 2. SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected the firm of Ernst & Young LLP ("E&Y") to examine the financial statements of the Fund for the current fiscal year. The Fund knows of no direct or indirect financial interest of E&Y in the Fund.

Such appointment is subject to ratification or rejection by the stockholders of the Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such auditors.

     E&Y also acts as independent auditors for several other investment companies for which FAM or its affiliate, MLAM acts as investment adviser. The fees received by E&Y from these other entities are substantially greater, in the aggregate, than the total fees received by it from the Fund. The Board of Directors of the Fund considered the fact that E&Y has been retained as the independent auditors for the other entities described above in its evaluation of the independence of E&Y with respect to the Fund.

     Deloitte & Touche LLP ("D&T") served as the Fund's independent auditors from the commencement of the Fund's operations through the fiscal year ended October 31, 1996. In January 1997, the Fund acquired all of the assets and assumed all of the liabilities of MuniYield Insured Fund II, Inc. ("Insured II") in consideration for the issuance to Insured II of shares of the Fund's Common Stock and a newly-created series of AMPS (collectively, the "Reorganization"). In connection with the Reorganization, the Board of Directors determined to retain E&Y, the independent auditors for Insured II, as independent auditors for the Fund for the fiscal year ended October 31, 1997. The report of D&T on the Fund's financial statements did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. This change in accountants was recommended by the Audit Committee of the Board of Directors. During the Fund's two most recently completed fiscal years and for the period subsequent to the dismissal of D&T, there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

     Representatives of E&Y are expected to be present at the meeting and will have the opportunity to make a statement if they so desire and to respond to questions from stockholders.


                               LEGAL PROCEEDINGS

     On June 21, 1996, a purported class action titled JACK GREEN, ET AL. V. FUND ASSET MANAGEMENT, L.P., ET AL. was filed in the United States District Court for the District of Massachusetts. Among the named defendants in the action are seven of the leveraged closed-end municipal bond funds (including the Fund) for which FAM serves as the investment adviser (two of these seven funds have merged since the commencement of the litigation). In addition to the named defendants, plaintiffs also purport to bring claims against a defendant class consisting of all other publicly traded, closed-end investment companies for which FAM serves as investment adviser and which, among other things, have issued AMPS. The named plaintiffs, who claim to be investors in the seven named funds, purport to bring the action on behalf of a class consisting of all holders of the common stock of the subject funds.

     Plaintiffs allege that FAM and other affiliated defendants received excessive compensation for managing the subject funds. Plaintiffs claim, among other things, that the registration statements, annual reports and other documents filed by the funds with the SEC were misleading because such documents allegedly failed to disclose that proceeds arising from the issuance of AMPS would be included in a fund's net assets for the purposes of calculating the investment advisory fee payable to FAM. In addition, plaintiffs allege that a conflict of interest existed because it would always be in the defendants' interest to keep the funds fully leveraged to maximize the advisory fees and collateral compensation notwithstanding adverse market conditions. Plaintiffs also allege an additional conflict of interest arising from the receipt by such affiliates of underwriting discounts, or other revenues in connection with the sale of the AMPS by the funds. The complaint asserts claims under Sections 8(e), 34(b), 36(a) and 36(b) of the Investment Company Act and the common law. Plaintiffs seek unspecified monetary damages as well as injunctive relief.

     On August 27, 1996, defendants moved to transfer the action to the United States Court for the District of New Jersey. By order dated July 16, 1997, the District Court Judge ordered the case transferred to the District of New Jersey.

     On September 17, 1997, defendants moved to dismiss plaintiffs' complaint on the ground that, even if the allegations in the complaint were true, plaintiffs had failed to state a claim upon which relief could be granted. On February 23, 1998, the Court granted defendants' motion in substantial part and dismissed plaintiffs' claims under Sections 8(e), 34(b) and 36(a) of the Investment Company Act with prejudice, but declined to dismiss plaintiffs' claims under
Section 36(b) and state law. Plaintiffs filed a First Amended Complaint on March 31, 1998, realleging their claims under Section 36(b) and state law. Defendants filed an Answer on April 30, 1998, denying the substantive allegations in the First Amended Complaint.

     The defendants believe that the plaintiffs' allegations are entirely without merit and intend to defend the action vigorously. FAM has agreed to indemnify the named defendant funds (including the Fund) for any liabilities or expenses that they may incur in connection with this litigation.


                            ADDITIONAL INFORMATION

     The expenses of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. The Fund may also hire proxy solicitors at the expense of the Fund.

     In order to obtain the necessary quorum at the Meeting (I.E., a majority of the shares of each class of the Fund's securities entitled to vote at the Meeting, present in person or by proxy), supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal.

     The Directors are to be elected by class vote, two Directors being elected by the holders of AMPS voting separately as a class and the remaining Directors by the holders of AMPS and Common Stock, voting together as a single class. Assuming a quorum is present, (1) the affirmative vote of a majority of the votes cast by the holders of AMPS, present in person or by proxy at the Meeting and entitled to vote, voting separately as a class, is required for the election of the two (2) persons designated as Directors to be elected by the holders of AMPS; (2) the affirmative vote of a majority of the votes cast by the holders of AMPS and Common Stock, present in person or by proxy at the Meeting and entitled to vote, voting together as a single class, is required for the election of the remaining Directors (Item 1); and (3) the proposal to ratify the selection of the Fund's independent auditors (Item 2) may be approved by the affirmative vote of a majority of the votes cast by the holders of Common Stock and AMPS, present in person or by proxy at the Meeting and entitled to vote, voting together as a single class.

     Broker-dealer firms, including Merrill Lynch, Pierce, Fenner & Smith Incorporated, holding Fund shares in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Fund understands that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Directors (Item 1) and ratification of the selection of independent auditors (Item 2) if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. Accordingly, the Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of votes present for purposes of determining whether the necessary quorum of stockholders exists. Proxies that are returned but that are marked "abstain" or on which a broker-dealer has declined to vote on any proposal ("broker non-votes") will be counted as present for the purposes of a quorum. Merrill Lynch has advised the Fund that except as limited by agreement or applicable law, it intends to exercise discretion over shares held in its name for which no instructions have been received by voting such shares in the same proportion as the votes received from the beneficial owners of those shares for which instructions have been received, whether or not held in nominee name. Abstentions and broker non-votes will not be counted as votes cast. Abstentions and broker non-votes, therefore, will have no effect on the vote on Item 1 or Item 2.


ADDRESS OF INVESTMENT ADVISER

     The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.


ANNUAL REPORT DELIVERY

     The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended October 31, 1997 or its semi annual report for the six months ended April 30, 1998 to any stockholder upon request. Such requests should be directed to MuniYield Insured Fund, Inc., P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Patrick D. Sweeney, Secretary, or to 1-800-456-4587 ext. 123.


STOCKHOLDER PROPOSALS

     It is currently intended that the 1999 Annual Meeting of Stockholders of the Fund will be held in August, 1999. If a stockholder intends to present a proposal at the 1999 Annual Meeting of Stockholders of the Fund and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the Fund by March 2, 1999.

                       By Order of the Board of Directors
                           PATRICK D. SWEENEY
                             SECRETARY

Dated: August 28, 1998

********************************************************************************
                                    APPENDIX

                                                                   COMMON STOCK
                         MUNIYIELD INSURED FUND, INC.
                                 P.0 BOX 9011
                       PRINCETON, NEW JERSEY 08543-9011
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Patrick
D. Sweeney as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniYield Insured Fund, Inc. (the "Fund") held of record by the undersigned on August 12, 1998 at the annual meeting of stockholders of the Fund to be held on October 8, 1998 or any adjournment thereof.
     This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 1 and 2.

     By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                (Continued and to be signed on the reverse side)

1. ELECTION OF DIRECTORS
   FOR all nominees listed below                 WITHHOLD AUTHORITY
   (except as marked to the contrary below) [ ]  to vote for all nominees listed below [ ]
(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE
                      A LINE THROUGH THE NOMINEES'S NAME IN
THE LIST BELOW.)  Joe Grills, Robert S. Salomon, Jr., Stephen B. Swensrud and
                                 Arthur Zeikel
2. Proposal to ratify the selection of Ernst & Young LLP as the independent auditors of the Fund to serve for the current fiscal year.
     FOR [ ]      AGAINST [ ]      ABSTAIN [ ]
3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                                      Please sign exactly as name
                                      appears hereon. When shares are
                                      held by joint tenants, both
                                      should sign. When signing as
                                      attorney or as executor,
                                      administrator, trustee or
                                      guardian, please give full title
                                      as such. If a corporation,
                                      please sign in full corporate
                                      name by president or other
                                      authorized officer. If a
                                      partnership, please sign in
                                      partnership name by authorized
                                      persons.

                                      Dated ------------------------, 1998



                                     X ------------------------------
                                                 Signature


                                     X ------------------------------
                                          Signature, if held jointly


PLEASE MARK BOXES [ ] OR [X] IN BLUE OR BLACK INK. SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                         MUNIYIELD INSURED FUND, INC.             AUCTION MARKET
                                 P.0 BOX 9011                    PREFERRED STOCK
                       PRINCETON, NEW JERSEY 08543-9011

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Patrick
D. Sweeney as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse hereof, all of the shares of Auction Market Preferred Stock of MuniYield Insured Fund, Inc. (the "Fund") held of record by the undersigned on August 12, 1998 at the annual meeting of stockholders of the Fund to be held on October 8, 1998 or any adjournment thereof.

     This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 1 and 2.

     By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                (Continued and to be signed on the reverse side)

1. ELECTION OF DIRECTORS
 [ ] FOR all nominees listed below              [ ] WITHHOLD AUTHORITY to
     (except as marked to the contrary below)       vote for all nominees listed
                                                    below

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE
 A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)
Walter Mintz, Melvin R. Seiden, Joe Grills, Robert S. Salomon, Jr., Stephen B.
                           Swensrud and Arthur Zeikel
2. Proposal to ratify the selection of Ernst & Young LLP as the independent auditors of the Fund to serve for the current fiscal year.
                    FOR [ ]      AGAINST [ ]      ABSTAIN [ ]
3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

               Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

                                        Dated---------------------------- , 1998


                                        --------------------------------------
                                          Signature


                                        --------------------------------------
                                          Signature, if held jointly



PLEASE MARK BOXES [ ] OR [X] IN BLUE OR BLACK INK. SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.